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                                                                     [EXECUTION]


                         FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") made as of January 30,1998 by and among STB Systems, Inc., a Texas corporation (herein called "Borrower"), Bank One, Texas, N.A., individually and as agent (herein called "Agent") and the Lenders referred to in the Original Credit Agreement described below ("Original Lenders").


                                     WITNESSETH:

     WHEREAS, Borrower and Lenders have entered into that certain Credit Agreement dated as of November 21, 1997 (the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower and Lenders desire to amend the Original Agreement to increase the commitment amount, add an additional Lender and amend certain other terms and provisions thereof;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                      ARTICLE I.

                              DEFINITIONS AND REFERENCES

     Section 1.1 TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "AMENDMENT" means this First Amendment to Credit Agreement.

          "AMENDMENT DOCUMENTS" means this Amendment and the Renewal Notes.


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          "CREDIT AGREEMENT" means the Original Agreement as amended hereby.

          "LENDERS" means, collectively, the Original Lenders and Comerica Bank-California.


                                     ARTICLE II.

                           AMENDMENTS TO ORIGINAL AGREEMENT

     Section 2.1. The definition of "COMMITMENT" in Section 1.1. of the Original Agreement is hereby amended in its entirety to read as follows:

          "'COMMITMENT' means the amount of $40,000,000."

     Section 2.2. The definition of "MAJORITY LENDERS" in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          "'MAJORITY LENDERS' means Lenders whose aggregate Percentage Shares equal or exceed seventy-five percent (75 %)."

     Section 2.3. COMMITMENT FEES. Subsection 2.5(a)(ii) of the Original Agreement is hereby amended in its entirety to read as follows:

     "(ii) In consideration of the commitment of each Lender except for Bank One, to make Loans, Borrower will pay to Agent for the account of each such Lender, a commitment fee determined on a daily basis by applying a rate of twenty-five basis points (0.25%) per annum to each such Lender's Percentage Share of the unused portion of the Commitment on each day during the Commitment Period, determined for each such day by deducting from the amount of the Commitment at the end of such day the Facility Usage. This commitment fee shall be due and payable in arrears on the tenth day of each Fiscal Quarter for the immediately preceding Fiscal Quarter and at the end of the Commitment Period.

                                     ARTICLE III.

                              ASSIGNMENT AND ACCEPTANCE

     Bank One and Sanwa (in this article, Bank One and Sanwa are collectively called "Assignors") and Comerica Bank - California ("Assignee"), hereby agree as follows:


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     Section 3.1. Assignors hereby sell and assign to Assignee, without recourse and without representation or warranty except as expressly set forth herein, and Assignee hereby purchases and assumes from Assignors, an interest in and to Assignors' rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Annex I hereto of ALL OUTSTANDING RIGHTS AND OBLIGATIONS under the Credit Agreement and the other Loan Documents. After giving effect to such sale and assignment, Assignee's and Assignors' Percentage Shares of the Commitment and the amount of Assignee's and Assignors' Percentage Share of Outstanding Loans will be as set forth on Annex I hereto.

     Section 3.2. Bank One, with respect to the interests assigned by it hereunder (a) represents and warrants that with respect to the interests assigned by it hereunder, it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Restricted Person or the performance or observance by any Restricted Person of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and
(d) delivers herewith the Note held by Bank One and requests that Agent exchange such Note for new Notes payable to the order of Assignee in an amount equal to the Percentage Share of the Commitment assumed by Assignee pursuant hereto and to Bank One in an amount equal to the Percentage Share of the Commitment retained by the Bank One as specified on Annex I.

     Section 3.3. Sanwa, with respect to the interests assigned by it hereunder
(a) represents and warrants that with respect to the interests assigned by it hereunder, it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Restricted Person or the performance or observance by any Restricted Person of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (d) delivers herewith the Note held by Sanwa and requests that Agent exchange such Note for new Notes payable to the order of Assignee in an amount equal to the Percentage Share of the Commitment assumed by Assignee pursuant hereto and to Sanwa in an amount equal to the Percentage Share of the Commitment retained by the Sanwa as specified on Annex I.

     Section 3.4. Assignee (a) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.2 thereof and such other


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documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (b) agrees that it will, independently and without reliance upon Agent, Assignors or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) confirms that it is an Eligible Transferee; (d) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (f) delivers herewith any U.S. Internal Revenue Service or other forms required under Section 3.6(d).

     Section 3.5. Upon such acceptance and recording by Agent, (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Amendment, have the rights and obligations of a Lender thereunder and (b) Assignors shall, to the extent provided in this Article, relinquish their rights and be released from their obligations under the Credit Agreement.

     Section 3.6. Upon such acceptance and recording by Agent, from and after the effective date of this Amendment, Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to Assignee. Assignors and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the effective date of this Amendment directly between themselves.


                                     ARTICLE IV.

                             CONDITIONS OF EFFECTIVENESS

     Section 4.1. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written when, and only when all of the following have been satisfied:

          (a) DOCUMENTS. Agent shall have received, at Agent's office, and executed by, if applicable, Lenders, Borrower and/or Guarantors, all of the following documents in form and substance satisfactory to Agent:

               (i)    this Amendment;

               (ii) the Notes with appropriate insertions, in the form attached hereto as Exhibit A, payable to the order of each Lender on or before the Maturity Date (such Notes herein called the "Renewal Notes"), in a principal amount equal to the amount set out in Annex I hereto;


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               (iii)  Consents of Guarantors in a form satisfactory to Agent;

               (iv) the written opinion of Borrower's counsel dated as of the date of this Amendment, addressed to Agent, to the effect that this Amendment and each Renewal Note has been duly authorized, executed and delivered by Borrower and that the Credit Agreement and each Renewal Note constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to general principles of equity);

               (v) a certificate of the Secretary of Borrower dated the date of this Amendment certifying that (A) attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment and each Renewal Note and certifying the names and true signatures of the officers of Borrower authorized to sign this Amendment and each Renewal Note and (B) all of the representations and warranties set forth in Article V hereof are true and correct at and as of the time of such effectiveness; and

               (vi) such other supporting documents as Agent may reasonably request.

          (b) FEES. Agent shall have received, for the benefit of Lenders, an additional facility fee in the amount of $20,000.


                                      ARTICLE V.

                            REPRESENTATIONS AND WARRANTIES

     Section 5.1. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce each Lender to enter into this Amendment, Borrower represents and warrants as to itself and each Restricted Person, to Lenders that:

          (a) All representations and warranties contained in Article V of the Original Agreement are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by transactions and events expressly permitted by the Credit Agreement.

          (b) Borrower is duly authorized to execute and deliver this Amendment and each Renewal Note and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Each Restricted Person has duly taken all corporate action necessary to authorize the execution and delivery of this


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     Amendment and each Renewal Note and to authorize the performance of the obligations hereunder and thereunder.

          (c) The execution and delivery by Borrower of this Amendment and each Renewal Note, the performance by Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment and each Renewal Note or to consummate the transactions contemplated hereby and thereby.

          (d) When duly executed and delivered, each of this Amendment, the Credit Agreement and the Renewal Notes will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

          (e) The Consolidated financial statements of Borrower dated as of October 31, 1997 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to Agent. Since October 31, 1997, no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.


                                     ARTICLE VI.

                                    MISCELLANEOUS

     Section 6.1. RATIFICATION OF AGREEMENTS. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. Any reference to the Notes in any other Loan Document shall be deemed to be a reference to the Renewal Notes issued and delivered pursuant to this Amendment. Any reference to Lenders in any other Loan Document shall be deemed to be a reference to the Lenders signatory hereto. The execution, delivery and effectiveness of this Amendment and the Renewal Notes shall not, except as expressly provided herein or therein,


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operate as a waiver of any right, power or remedy of Lenders under the Credit
Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

     Section 6.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans and the issuance and delivery of the Renewal Notes, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower any Restricted Person hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

     Section 6.3. LOAN DOCUMENTS. This Amendment and each Renewal Note are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

     Section 6.4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

     Section 6.5. COUNTERPARTS. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                        STB SYSTEMS, INC.
                                        Borrower

                                        By:  /s/ James L. Hopkins
                                           --------------------------------
                                           Name: James L. Hopkins
                                           Title: Vice President, Chief
                                                  Financial Officer

                                        BANK ONE, TEXAS, N.A.
                                        Agent and Lender

                                        By: ILLEGIBLE
                                           --------------------------------
                                           Name:
                                           Title:

                                        SANWA BUSINESS CREDIT CORPORATION
                                        Lender

                                        By: ILLEGIBLE
                                           --------------------------------
                                           Name:
                                           Title:

                                        COMERICA BANK-CALIFORNIA
                                        Lender

                                        By: ILLEGIBLE
                                           --------------------------------
                                           Name:
                                           Title:


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                                       ANNEX I


Percentage Share assigned by Bank One:                 12.5%
Amount assigned by Bank One:                           $5,000,000

Percentage Share assigned by Sanwa:                    12.5%
Amount assigned by Sanwa:                              $5,000,000

Assignee's Percentage Share:                           25%
Amount of Assignee's Percentage Share:                 $10,000,000

Assignee's Commitment:                                 $10,000,000

Principal amount of Note payable to Assignee:          $10,000,000

Principal amount of Note payable to Bank One:          $15,000,000

Principal amount of Note payable to Sanwa:             $15,000,000